UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2021

CONMED CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39218	16-0977505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

11311 Concept Blvd

Largo, Florida 33773

(Address of principal executive offices, including zip code)

(727) 392-6464

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	CNMD	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 19, 2021. Holders of CONMED common stock were entitled to elect ten directors. On all matters which came before the Annual Meeting, holders of CONMED common stock were entitled to one vote for each share held. Proxies for 28,166,421.04 of the 29,076,211.00 shares of CONMED common stock entitled to vote were received in connection with the Annual Meeting.

The following table sets forth the names of the ten persons elected at the Annual Meeting to serve as directors until the first annual meeting of shareholders following the end of the Company’s fiscal year ending December 31, 2021 and the number of votes cast for, against or withheld with respect to each person.

Election of Directors

Director	Votes For	Votes Withheld	Broker Non-Votes
David Bronson	26,322,213	1,064,744	779,463
Brian Concannon	27,009,933	377,024	779,463
LaVerne Council	26,929,750	457,207	779,463
Charles Farkas	27,003,252	383,705	779,463
Martha Goldberg Aronson	27,064,752	322,205	779,463
Curt R. Hartman	26,094,994	1,291,963	779,463
Jerome J. Lande	27,004,019	382,938	779,463
Barbara Schwarzentraub	27,196,188	190,796	779,463
Mark E. Tryniski	26,093,585	1,293,372	779,463
John L. Workman	27,003,563	383,394	779,463

Management Proposals

	For	Against	Withheld	Broker Non-Votes
Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2021	26,256,433	1,905,862	4,126	0
Approve advisory vote on Named Executive Officer compensation	25,583,433	1,790,838	12,686	779,463

Item 8.01	Other Events.

On May 19, 2021, CONMED Corporation announced it will be paying a quarterly cash dividend of $0.20 per share on July 6, 2021 to all shareholders of record as of June 15, 2021.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONMED CORPORATION
(Registrant)

By:	/s/ Daniel S. Jonas
Name:	Daniel S. Jonas
Title:	Executive Vice President, General Counsel & Secretary

Date: May 20, 2021